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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2004

GB&T BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	000-24203 (Commission File Number)	58-2400756 (IRS Employer Identification Number)
500 Jesse Jewell Parkway, S.E., Gainesville, Georgia (Address of Principal Executive Offices)	30501 (Zip Code)

Registrant's telephone number, including area code: (770) 532-1212

(not applicable)
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On October 1, 2004, GB&T Bancshares, Inc. ("GB&T") entered into a definitive Agreement and Plan of Reorganization (the "Agreement") with FNBG Bancshares, Inc., ("FNBG"), the parent company of the $115-million asset First National Bank of Gwinnett. Pursuant to the Agreement, FNBG will merge with and into GB&T. The corporate existence of FNBG will cease, and First National Bank of Gwinnett will continue to operate as a wholly-owned subsidiary of GB&T. Under the terms of the Agreement, FNBG shareholders may elect to receive either 1.38 shares of GB&T common stock, $30 in cash or a combination of cash and GB&T common stock in exchange for each outstanding share of FNBG, subject to an overall cash payment limit of approximately $8.7 million. The deal is initially valued at approximately $27.4 million. The Agreement includes representations, warranties, covenants and indemnifications typical for transactions of this type. A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

        GB&T was involved in the formation of FNBG in 2000, investing in 4.9% of FNBG's stock upon formation.

        The proposed merger remains subject to the approval of FNBG's shareholders, regulatory approval and other customary conditions set forth in the Agreement.

        GB&T will be filing a registration statement on Form S-4 and other requisite documents with the Securities and Exchange Commission ("SEC"). The registration statement will contain a prospectus of GB&T relating to the common stock to be issued in the acquisition of FNBG and a proxy statement of FNBG relating to the acquisition. Investors and shareholders are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information. Investors and shareholders will be able to receive the proxy statement/prospectus and other documents filed by GB&T free of charge at the SEC's web site, www.sec.gov or from GB&T Bancshares, Inc. at 500 Jesse Jewell Parkway, S.E., Gainesville, Georgia 30501.

        GB&T, FNBG and their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the acquisition. Information about such directors and executive officers and their ownership of GB&T and FNBG common stock will be set forth in the proxy statement/prospectus. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.

Item 9.01 Financial Statements and Exhibits

        (c)    Exhibits

2.1	Agreement and Plan of Reorganization dated October 1, 2004 by and between GB&T Bancshares, Inc. and FNBG Bancshares, Inc. (Schedules and exhibits are omitted pursuant to Regulation S-K, Item 601(b)(2); GB&T agrees to furnish supplementally a copy of such schedules and/or exhibits to the SEC upon request.)

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Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2004
GB&T BANCSHARES, INC. (Registrant)
	By:	/s/ RICHARD A. HUNT
	Name:	Richard A. Hunt
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

2.1	Agreement and Plan of Reorganization dated October 1, 2004 by and between GB&T Bancshares, Inc. and FNBG Bancshares, Inc. (Schedules and exhibits are omitted pursuant to Regulation S-K, Item 601(b)(2); GB&T agrees to furnish supplementally a copy of such schedules and/or exhibits to the SEC upon request.)

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EXHIBIT INDEX